Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

CAN SLIM® Select Growth Fund
TICKER: CANGX

Supplement dated August 28, 2020 to the
Statutory Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2020

Effective August 31, 2020, the CAN SLIM® Select Growth Fund will change its name to the:

“CAN SLIM® Tactical Growth Fund”

All references in the Prospectus and SAI to the CAN SLIM® Select Growth Fund are deleted and replaced with CAN SLIM® Tactical Growth Fund.

1.The second paragraph in the section entitled “Summary Section - Principal Investment Strategies” on page 3 of the Fund’s Statutory Prospectus is deleted and replaced with the following:

In pursuit of its investment strategy, the Fund employs a tactical strategy as it attempts to imitate the CAN SLIM® Select List of stocks published weekly on the Investor's Business Daily website. However, the CAN SLIM® Select List is not an index and the Fund is not an index fund; it does not seek to fully replicate the CAN SLIM® Select List. The CAN SLIM® Select List tracks market-leading stocks that, in general, show strong earnings growth, positive institutional sponsorship and excellent industry strength, as well as solid sales growth, profit margins and return on equity. Stocks that meet these criteria may be drawn from large-, medium- or small-capitalization categories that also must meet minimum price and volume criteria. The Fund's strategy generates high portfolio turnover.
2. The fourth paragraph in the section entitled “Investment Objective and Principal Investment Strategies - Principal Investment Strategies” on page 9 of the Fund’s Summary Prospectus is deleted and replaced with the following:

The Adviser utilizes a proprietary tactical market indicator in determining the investment environment. When the indicator turns positive, the Fund will typically be 100% invested in approximately 100 stocks while positions may be pared to approximately 50 stocks or less when the market indicator turns negative When fully invested, the Fund will typically hold between 50-100 positions. Position size for any initial holding will be between 0-5% of the Fund's current asset size at time of purchase. The Fund primarily invests in the common stocks of companies of any size market capitalization, varying from larger, well-established companies to lesser-established, small- and micro-capitalization companies. The Adviser reviews the CAN SLIM® Select List (which is produced and managed daily by the Adviser but published weekly by Investor's Business Daily (“IBD”)) on a daily basis. The Adviser may sell an individual holding either because its value has diminished to the extent it is no longer a viable security in the Fund's portfolio or because the Adviser wishes to reduce its exposure to a particular market in general. However, a company that was an eligible CAN SLIM® Select universe investment at the time of acquisition is not required to be sold even if it is no longer on the CAN SLIM® Select List if, in the Adviser's judgment, it would not be in the Fund's best interest to sell the position.

Please retain this Supplement with the Prospectus and the SAI.